Exhibit 10.19

Execution Version

FIRST PRIORITY INTERCREDITOR AGREEMENT

dated as of February 7, 2013,

among

GLOBAL A&T ELECTRONICS LTD,

the other GRANTORS party hereto,

JPMORGAN CHASE BANK, N.A.,

as Credit Agreement Agent,

CITICORP INTERNATIONAL LIMITED,

as Senior Secured Notes Trustee,

CITICORP INTERNATIONAL LIMITED,

as Common Collateral Agent,

and

each ADDITIONAL AGENT from time to time party hereto

Execution Version

FIRST PRIORITY INTERCREDITOR AGREEMENT, dated as of February 7, 2013 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among GLOBAL A&T ELECTRONICS LTD., a company incorporated in the Cayman Islands (the “Borrower”), the other GRANTORS (as defined below) party hereto, JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Credit Agreement Agent”), Citicorp International Limited, as trustee under the Senior Secured Notes Indenture (in such capacity, the “Senior Secured Notes Trustee”), Citicorp International Limited as Common Collateral Agent, and each ADDITIONAL AGENT from time to time party hereto as agent for any First Lien Obligations (as defined below) of any other Class (as defined below).

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Additional Agent” has the meaning assigned to the term in Article VII.

“Additional First Lien Obligations” means all obligations of the Borrower and the other Grantors that shall have been designated as such pursuant to Article VII.

“Additional First Lien Obligations Documents” means the indentures or other agreements under which Additional First Lien Obligations of any Series are issued or incurred and all other instruments, agreements and other documents evidencing or governing Additional First Lien Obligations of such Series or providing any guarantee, Lien or other right in respect thereof.

“Additional Secured Parties” means the holders of any Additional First Lien Obligations.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, where “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent” means the Credit Agreement Agent, the Senior Secured Notes Trustee and each Additional Agent.

“Agent Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I, appropriately completed.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Amend” means, in respect of any agreement, to amend, restate, supplement, waive or otherwise modify such agreement, in whole or in part. The terms “Amended” and “Amendment” shall have correlative meanings.

“Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, any vice president, treasurer, general counsel or another executive officer of such Person.

“Bankruptcy Law” means the U.S. Bankruptcy Code or any other federal, state or foreign law that is either similar to the U.S. Bankruptcy Code or provides any kind of relief to a debtor from its creditors or other claimants.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, Hong Kong or Singapore are authorized or required by Law to remain closed.

“Class”, when used in reference to (a) any First Lien Obligations, refers to whether such First Lien Obligations are the Credit Agreement Obligations, the Senior Secured Notes Obligations or any Additional First Lien Obligations of any Series, (b) any Agent, refers to whether such Agent is the Credit Agreement Agent, the Senior Secured Notes Trustee or any Additional Agent with respect to any Additional First Lien Obligations of any Series, (c) any Secured Parties, refers to whether such Secured Parties are the Credit Agreement Secured Parties, the Senior Secured Notes Secured Parties or the holders of the Additional First Lien Obligations of any Series, (d) any Secured Credit Documents, refers to whether such Secured Credit Documents are the Credit Agreement Documents, the Senior Secured Notes Documents or the Additional First Lien Obligations Documents with respect to Additional First Lien Obligations of any Series, and (e) any Security Documents, refers to whether such Security Documents are part of the Credit Agreement Documents, the Senior Secured Notes Documents or the Additional First Lien Obligations Documents with respect to Additional First Lien Obligations of any Series.

“Control” has the meaning assigned thereto in the definition of “Affiliate”.

“Consultation Period” means a period of thirty (30) days from the date of delivery of proposed Instructions by an Agent to the Common Collateral Agent and other Agents pursuant to the terms of Section 3.01(d), provided that such period may be shortened upon written consent of each Agent. For greater certainty, it is agreed that the Consultation Period shall under no circumstances be longer than thirty (30) days from the date of delivery of proposed Instructions by an Agent to the Common Collateral Agent and other Agents regardless of whether any consultations take place among the Agents.

“Credit Agreement” means the Credit Agreement dated as of January 31, 2013 by and among the Borrower, the lenders party thereto in their capacities as lenders thereunder and JPMorgan Chase Bank, N.A., as administrative agent, and one or more other financing arrangements (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, Refinancing, replacing, consolidating or otherwise restructuring all or any portion of the indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of indebtedness that may be incurred thereunder; provided that any such amendment, supplement, modification, Refinancing, consolidating or restructuring of indebtedness under such agreement may only provide for the making of revolving loans and/or issuance of letters of credit; and provided, further that the administrative or collateral agent for any such other financing arrangement or agreement becomes a party hereto by executing and delivering an Agent Joinder Agreement.

“Credit Agreement Agent” has the meaning assigned to such term in the preamble hereto.

“Credit Agreement Documents” has the meaning assigned to the term “Loan Documents” in the Credit Agreement but excluding this Agreement.

“Credit Agreement Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.

“Credit Agreement Secured Parties” has the meaning assigned to the term “Secured Parties” in the Credit Agreement.

“Default,” with respect to any Secured Credit Documents, means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default

“Event of Default,” with respect to any Secured Credit Documents, means an “Event of Default” (or similar event, however named or designated) as defined in such Secured Credit Document.

“Existing Intercreditor Agreement” means the Intercreditor Agreement, dated as of October 30, 2007 and amended on or around the date of this Agreement, among, inter alia, the Common Collateral Agent, the Second Priority Representative (as defined therein), the Borrower, and each of the other Loan Parties (as defined therein) party thereto, as amended, supplemented or otherwise modified from time to time.

“First Lien Obligations” means (a) all the Credit Agreement Obligations, (b) all the Senior Secured Notes Obligations and (c) all the Additional First Lien Obligations.

“Governmental Authority” means any nation or government, any political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II, appropriately completed.

“Grantors” means, at any time, the Borrower and each Subsidiary that, at such time, pursuant to Security Documents of any Class has granted a Lien on any of its assets to secure any First Lien Obligations of such Class.

“Insolvency Event” means commencement (whether voluntarily or otherwise) of any Insolvency Proceedings with regards to one or more Grantors.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Law or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar Law.

“Instructions” has the meaning assigned to such term in Section 3.01(c).

“Laws” means, collectively, all international, foreign and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Officer’s Certificate,” with respect to any Person, means a written certificate from the chief executive officer, president, chief financial officer, treasurer or other similar officer of such Person.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency Proceeding.

“Proceeds” means (A) so long as an Event of Default under the Credit Agreement has occurred and is continuing, any cash and non-cash proceeds, payments or distributions to the Common Collateral Agent, any Agent or any Secured Party (including, without limitation, any cash and non-cash payments, distribution or the proceeds of any sale, collection or other liquidation of any Shared Collateral or any cash and non-cash proceeds, payments or distributions with respect to any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), or any cash and non-cash payments or distributions under any Guarantee or similar instrument, regardless of whether such Guarantee or instrument is secured by the Shared Collateral or payments under such Guarantee or instrument are made using the proceeds from the disposition of the Shared Collateral) or (B) any cash and non-cash proceeds, payments, distributions, compromises or settlements of any kind (under a confirmed plan of reorganization or otherwise) made in respect of the Shared Collateral in any Insolvency Proceeding of the Borrower or any Grantor.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, purchase, defease, retire, restructure or replace, or to issue other indebtedness in exchange or replacement for, such indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Credit Documents” means, with respect to the Agent or Secured Parties of any Class, the Secured Credit Documents of such Class.

“Related Secured Parties” means, with respect to the Agent of any Class, the Secured Parties of such Class.

“Relevant Jurisdiction” means (A) if any Second Priority Obligation is outstanding, any jurisdiction where the laws of such jurisdiction would not recognize the seniority of the Lien held by the First Lien Obligations in relation to the Lien held by the Second Priority Obligations pursuant to the operation of the Existing Intercreditor Agreement or (B) if no Second Priority Obligation is outstanding, any jurisdiction where the laws of such jurisdiction would not recognize the equal ranking of the Liens held by each Secured Party pursuant to the operation of the terms of the Security Documents.

“Second Priority Obligation” shall have the same meaning as ascribed to such term under the Existing Intercreditor Agreement.

“Secured Credit Documents” means, collectively, (a) the Credit Agreement Documents, (b) the Senior Secured Notes Documents and (c) the Additional First Lien Obligations Documents.

“Secured Parties” means (a) the Credit Agreement Secured Parties, (b) the Senior Secured Notes Secured Parties and (c) the Additional Secured Parties.

“Security Documents” means (a) the Existing Intercreditor Agreement, (b) the Collateral Documents (as defined in the Credit Agreement), (c) each other agreement entered into in favor of the Common Collateral Agent or the Senior Secured Notes Trustee for the purpose of securing the Senior Secured Notes Obligations and (d) any other agreement entered into in favor of the Common Collateral Agent or the Agent of any other Class for the purpose of securing the First Lien Obligations of such Class.

“Security Re-Filing Conditions,” with respect to any release, re-filing or fresh filing of a Secured Credit Document, shall mean (a) no Default shall have occurred and be continuing under any Secured Credit Document of any Class at the time of such release, re-filing or fresh filing; (b) upon the completion of such release, re-filing or fresh filing, the First Lien Obligations will have a first-priority Lien (subject to mandatory Liens created by operation of law) in the applicable Shared Collateral; (c) the Borrower and each Grantor shall be Solvent at the time of such release, re-filing or fresh filing; and (d) an Officer’s Certificate that to the best knowledge of the relevant officer(s) after due inquiry, such officer(s) shall have no reason to believe that the relevant Grantor of such security rights in such jurisdiction will be unable to pay its debts for a period of 365 days from the time of such release, re-filing or fresh filing.

“Senior Secured Notes Documents” means the Senior Secured Notes Indenture, and all other instruments, agreements and other documents evidencing or governing the Senior Secured Notes Obligations or providing any Guarantee (as defined in the Senior Secured Notes Indenture), Lien (including any mortgage) or other right in respect thereof.

“Senior Secured Notes Indenture” means that certain Indenture, dated as of on or about the date hereof, among the Borrower, the other Grantors party thereto, as guarantors, and Citicorp International Limited as the trustee, governing the Borrower’s Senior Secured Notes due 2019, as such agreement may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, Refinancing, replacing, consolidating or otherwise restructuring all or any portion of the indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of indebtedness that may be incurred thereunder; provided that the relevant agent or trustee for any such other financing arrangement or agreement becomes a party hereto by executing and delivering an Agent Joinder Agreement.

“Senior Secured Notes Obligations” means all of the Obligations (as defined under the Senior Secured Notes Indenture) under the Senior Secured Notes Indenture.

“Senior Secured Notes Secured Parties” means the Holders (as defined under the Senior Secured Notes Indenture), the Trustee (as defined under the Senior Secured Notes Indenture) and any other secured parties under any security documents relating to the Senior Secured Notes Obligations.

“Series”, when used in reference to Additional First Lien Obligations, refers to such Additional First Lien Obligations as shall have been issued or incurred pursuant to the same indentures or other agreements and with respect to which the same Person acts as the Additional Agent.

“Shared Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Grantor, in which a Lien is granted or purported to be granted to any Secured Party of any Class as security for any First Lien Obligations of any Class.

“Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property and assets of such Person on a consolidated basis is greater than the total amount of liabilities on a consolidated basis, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person on its debts on a consolidated basis as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) there is no ground on which such Person could then be found to be unable to pay its debts or shall be deemed to be unable to pay its debts. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“U.S. Bankruptcy Code” means Title 11 of the United States Code.

SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to, Articles and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.03 Concerning the Credit Agreement Agent, the Senior Secured Notes Trustee and Each Additional Agent.

(a) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Credit Agreement Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to the Credit Agreement Agent pursuant to the Credit Agreement. It is understood and agreed that the Credit Agreement Agent shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Credit Agreement Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

(b) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Senior Secured Notes Trustee, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to the Senior Secured Notes Trustee pursuant to the Senior Secured Notes Indenture. It is understood and agreed that the Senior Secured Notes Trustee shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Senior Secured Notes Trustee for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

(c) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by any Additional Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to such Additional Agent pursuant to the Additional First Lien Obligations Documents relating to such Class of First Lien Obligations. It is understood and agreed that no Additional Agent shall be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Additional Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

ARTICLE II

Lien Priorities; Proceeds.

SECTION 2.01 Relative Priorities.

(a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any applicable Law of any jurisdiction or any Secured Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.01(b)), each Agent, for itself and on behalf of its Related Secured Parties, agrees that Liens on all Shared Collateral securing First Lien Obligations shall be of equal priority.

(b) Notwithstanding (x) any provision of any Secured Credit Document to the contrary and (y) the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any applicable Law of any jurisdiction or any Secured Credit Document, or any other circumstance whatsoever, the Proceeds, shall be applied as follows:

(i) FIRST, to payment of all amounts owing to the Common Collateral Agent (in its capacity as such) pursuant to the terms of this Agreement or any Secured Credit Documents or Security Documents;

(ii) SECOND, to the payment of all amounts owing to the Credit Agreement Agent (in its capacity as such) for the payment in full of all Credit Agreement Obligations (including any post-petition interest with respect thereto, whether or not allowable in any Insolvency Proceeding) and the termination of any commitments thereunder;

(iii) THIRD, to the payment of all amounts owing to the Senior Secured Notes Trustee (in its capacity as such) and each Additional Agent (in its capacity as such) pursuant to the terms of any document related to the Senior Secured Notes Obligations or Additional First Lien Obligations (as the case may be), and to the payment in full of all other First Lien Obligations of each Class on such Shared Collateral at the time due and payable (the amounts so applied to be distributed, as among such Classes of First Lien Obligations, ratably in accordance with the amounts of the First Lien Obligations of each such Class on the date of such application); provided that amounts applied under this clause THIRD during any period when the First Lien Obligations of any such Class shall not be due and payable in full shall be allocated to the First Lien Obligations of such Class as if such First Lien Obligations were at the time due and payable in full, and any amounts allocated to the payment of the First Lien Obligations of such Class that are not yet due and payable shall be transferred to, and held by, the Agent of such Class solely as collateral for the First Lien Obligations of such Class (and shall not constitute Shared Collateral for purposes hereof) until the date on which the First Lien Obligations of such Class shall have become due and payable in full (at which time such amounts shall be applied to the payment thereof); and

(iv) FOURTH, after payment in full of all the First Lien Obligations, to the Second Priority Representative under the Existing Intercreditor Agreement and, if the Second Priority Obligations have already been paid in full, to the Borrower.

SECTION 2.02 Payment Over. Each Agent, on behalf of itself and its Related Secured Parties, agrees that if such Agent or any of its Related Secured Parties shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)), (i) such Agent or its Related Secured Party, as the case may be, shall promptly inform each other Agent thereof, (ii) such Agent or its Related Secured Party shall segregate such Shared Collateral or Proceeds and hold such Shared Collateral or Proceeds in trust for the benefit of the Secured Parties of any Class entitled thereto pursuant to Section 2.01(b) and (iii) in the case of any such Proceeds, such Proceeds shall be applied in accordance with Section 2.01(b) as promptly as practicable.

SECTION 2.03 Determinations with Respect to Amounts of Obligations and Liens. Whenever the Agent of any Class shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any other Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any other Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Agent of such other Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding the request of the Agent of such Class, the Agent of such other Class shall fail or refuse to provide the requested information within a reasonable time period, the Agent of such Class shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Borrower. Each Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination or any action taken or not taken pursuant thereto. In addition, the Common Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by any Agent in accordance with the provisions of this paragraph (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Agent, any Grantor, any Secured Party or any other Person as a result of such determination or any action taken or not taken pursuant thereto

SECTION 2.04 Certain Agreements With Respect to Insolvency Proceedings. To the maximum extent permitted by applicable Law, this Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency Proceeding. Without limiting the generality of the foregoing, it is acknowledged that this Agreement constitutes an agreement within the scope of Section 510(a) of the U.S. Bankruptcy Code, including with respect to the priority of payment and other provisions of this Article 2, and all references to “Grantor” shall include any Grantor as debtor and debtor-in-possession (and any receiver, trustee, or other estate representative) for such Grantor (as the case may be) in any Insolvency Proceeding.

SECTION 2.05 Separate Grants of Security and Separate Classification. It is acknowledged and agreed that:

(a) the grant of Liens to secure the Credit Agreement Obligations constitutes a separate and distinct grant of Liens from any Liens granted to secure any other First Lien Obligations; and

(b) because of, among other things, their differing rights in the Shared Collateral, the Credit Agreement Obligations are fundamentally different from any and all other First Lien Obligations of any other Class and must be separately classified in any Plan of Reorganization proposed or confirmed in an Insolvency Proceeding and the First Lien Obligations of any Class must be separately classified in any such plan from the First Lien Obligations of any other Class.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that, contrary to the intention of the parties, the Credit Agreement Obligations in respect of the Shared Collateral should be permitted to be classified with the First Lien Obligations of one or more Classes in any such plan, then subject to (and without limiting the generality of) Sections 2.01 and 3.02, all distributions shall be made as if there were separate classes of secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all First Lien Obligations other than the Credit Agreement Obligations), the holders of Credit Agreement Obligations shall be entitled to receive all amounts constituting such obligations, including all amounts owing in respect of post-petition interest, whether or not allowed in any Insolvency Proceeding before any distribution is made in respect of or by virtue of any other First Lien Obligations.

SECTION 2.06 Plans of Reorganization. The Senior Secured Notes Trustee and each Additional Agent, for itself and on behalf of its Related Secured Parties, undertakes not to support or vote in favor of any Plan of Reorganization (and each shall be deemed to have voted to reject any Plan of Reorganization) unless such plan (a) pays off, in cash and in full, all Credit Agreement Obligations or (b) is accepted by the class of holders of Credit Agreement Obligations voting thereon or is accepted by the Credit Agreement Agent on behalf of the holders of Credit Agreement Obligations, provided that such acceptance by the Credit Agreement Agent is in full compliance with the terms of the Credit Agreement Documents.

ARTICLE III

Rights and Remedies; Matters Relating to Shared Collateral.

SECTION 3.01 Exercise of Rights and Remedies.

(a) If an Event of Default occurs under any Secured Credit Document, then any decision to accelerate under the terms of such documents and, subject to the terms of this Agreement, enforce any rights or exercise any remedies will be determined in accordance with the provisions of such documents.

(b) The Common Collateral Agent shall have sole responsibility for enforcing any rights or exercising any remedies with respect to Shared Collateral on behalf of each Agent and its Related Secured Parties. Each Agent, for itself and on behalf of its Related Secured Parties, (x) agrees that it shall have no right individually to enforce any rights or exercise any remedies in connection with any of the Shared Collateral, it being understood and agreed by such Related Secured Party that all rights and remedies thereunder may be exercised solely by the Common Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Agreement and the relevant Security Documents, and (y) undertakes that it shall not seek to enforce any rights or exercise any remedies with respect to the Shared Collateral other than through the agency of the Common Collateral Agent. The Common Collateral Agent may refrain from enforcing any rights or exercising any remedies with respect to the Shared Collateral unless instructed otherwise by any Agent in accordance with the terms and conditions of this Agreement.

(c) Subject to paragraphs (d), (e) and (f) of this Section, nothing in this Agreement shall affect the ability of any Agent to provide Instructions to the Common Collateral Agent, where “Instructions” means the instructions of any Agent to the Common Collateral Agent (i) to enforce any rights and exercise any remedies with respect to any Shared Collateral available under any Related Secured Credit Documents or applicable Law, including any right of set-off and any determinations regarding the release of Liens on, or any sale, transfer or other disposition of, any Shared Collateral, or any other rights or remedies available to a secured creditor under the applicable Law of any jurisdiction or any other Bankruptcy Laws, (ii) to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency Proceeding) or (iii) to refrain, desist or otherwise abstain from enforcing rights, exercising remedies or commencing any actions as described in this Section’s paragraphs (c)(i) and (c)(ii). Subject to paragraphs (d), (e) and (f) of this Section, any such exercise of rights and remedies by the Common Collateral Agent on behalf of any Agent or any of its Related Secured Parties may be made in such order and in such manner as such Agent may determine in accordance with such Agent’s Related Secured Credit Documents and this Agreement.

(d) Prior to enforcing any rights or exercising any remedies in respect of any Shared Collateral, an Agent must deliver a copy of its proposed Instructions with respect to such Shared Collateral to the Common Collateral Agent and all other Agents. The Agents shall consult with each other in good faith during the Consultation Period with a view to coordinating the Instructions in respect of such Shared Collateral. If during the Consultation Period, the Agents are able to agree the manner in which enforcement action in relation to such Shared Collateral shall be implemented, they shall give joint Instructions to the Common Collateral Agent to enforce their rights and exercise their remedies with regards to such Shared Collateral. If the Agents have not been able to agree on an enforcement strategy in relation to such Shared Collateral by the end of the Consultation Period, the Common Collateral Agent shall follow the Instructions with respect to such Shared Collateral given by Senior Secured Notes Trustee (if it is so instructed).

(e) In the event that the Senior Secured Notes Trustee fails or is unable to give Instructions with respect to the relevant Shared Collateral within thirty (30) days of the end of the Consultation Period, or the Senior Secured Notes Trustee has given Instructions in relation to such Shared Collateral but the Credit Agreement Obligations have not been fully repaid within the six-month period following the end of the Consultation Period, then the Instructions of the Credit Agreement Agent with respect to such Shared Collateral shall prevail with respect to such Shared Collateral (with effect from the date of the earliest to occur of such events).

(f) Notwithstanding paragraph (d) of this Section, any Agent may at any time provide immediate Instructions with respect to any Shared Collateral to the Common Collateral Agent and will not be obliged to consult (as described in paragraph (d) above) if the security interests in such Shared Collateral have become enforceable as a result of an Insolvency Event or if an Event of Default (under any Secured Credit Document) is continuing and the relevant Agent determines in good faith that to do so and thereby delay enforcement could reasonably be expected to have a material adverse effect on its ability (or on the ability of the Common Collateral Agent on its behalf) to enforce the security interests in such Shared Collateral or on the proceeds of realization of the security interests in such Shared Collateral. In such case, the Common Collateral Agent shall act in accordance with the Instructions first received in relation to such Shared Collateral, provided that: (i) the Agent instructing the Common Collateral Agent gives no less than five (5) days’ prior notice of such Instructions to the other Agents and notifies the Common Collateral Agent of the delivery of such notice; and (ii) if the Senior Secured Notes Trustee provides Instructions with respect to such Shared Collateral after the Credit Agreement Agent, such Instructions from the Senior Secured Notes Trustee shall prevail, provided that such

Instructions are given no later than three (3) months after the date the Instructions of the Credit Agreement Agent are delivered, and provided, further that if during such three-month period the Common Collateral Agent has not received any Instructions in respect of such Shared Collateral from the Senior Secured Notes Trustee, then the Common Collateral Agent shall be under no obligation to await such Instructions prior to implementing the Instructions first received by the Common Collateral Agent. In the event that the Senior Secured Notes Trustee delivers Instructions to the Common Collateral Agent pursuant to paragraph (f)(ii) above, the Credit Agreement Agent may commence a Consultation Period in relation to the Shared Collateral which is the subject of those Instructions, and if the Credit Agreement Obligations have not been fully repaid within the six month period following the end of such Consultation Period, the Common Collateral Agent shall follow the Instructions of the Credit Agreement Agent with respect to such Shared Collateral regardless of whether the Senior Secured Notes Trustee in accordance with the terms of this paragraph has given prior Instructions that conflict with such Instructions of the Credit Agreement Agent. Notwithstanding the foregoing, the Common Collateral Agent may decline to follow any Instructions delivered to it by an Agent pursuant to this paragraph if it determines in its sole discretion that such Instructions are impracticable or unfeasible as a result of any prior action that it has taken to comply with any Instruction which has been delivered to it by any Agent pursuant to this paragraph. For greater certainty, each Party agrees that if the Credit Agreement Agent has provided Instructions with respect to any of the Shared Collateral to the Common Collateral Agent pursuant to paragraph (f)(i) above, the Common Collateral Agent may commence implementation of such Instructions immediately following the five (5) day period stipulated in paragraph (f)(i) above. If the Common Collateral Agent has commenced the implementation of enforcement actions with regards to such Shared Collateral, then the Common Collateral Agent (x) may elect, in its sole discretion, to not accept any subsequent Instructions with regards to such Shared Collateral in accordance with the terms set forth above and (y) shall not be limited in any way to take any subsequent Instructions with regards to other Shared Collateral that is not the subject of the initial Instructions of the Credit Agreement Agent.

(g) It is acknowledged and agreed that:

(i) each Agent and its Related Secured Parties shall remain subject to, and bound by, all covenants or agreements made herein by or on behalf of such Agent or its Related Secured Parties;

(ii) each Agent agrees, on behalf of itself and its Related Secured Parties, that such Agent and its Related Secured Parties shall cooperate in a commercially reasonable manner with each other Agent and its Related Secured Parties in any enforcement of rights or any exercise of remedies with respect to any Shared Collateral; and

(iii) notwithstanding any of the foregoing, the Common Collateral Agent shall not be required to exercise any discretion with regards to the foregoing. In addition, the Common Collateral Agent may refuse to perform any duty or exercise any right or power under this Agreement or any Secured Credit Document unless it receives indemnity and/or security satisfactory to the Common Collateral Agent in its sole discretion against any loss, liability or expense, including such advances as may be requested by the Common Collateral Agent, where such indemnity and/or security may be provided by any party to this Agreement or any Secured Party.

SECTION 3.02 Prohibition on Contesting Liens. Each Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Agent nor any of its Related Secured Parties will, and each hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any other Agent or any of its Related Secured Parties in all or any part of the Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Agent or any of its Related Secured Parties to enforce this Agreement.

SECTION 3.03 Prohibition on Challenging this Agreement. Each Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Agent nor any of its Related Secured Parties will attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Agent or any of its Related Secured Parties to enforce this Agreement.

ARTICLE IV

Collateral.

SECTION 4.01 Delivery of Documents. Promptly after the execution and delivery to the Common Collateral Agent or any Agent by any Grantor of any Security Document (other than (a) any Security Document in effect on the date hereof and (b) any Additional First Lien Obligations Document referred to in paragraph (b) of Article VII, but including any amendment, amendment and restatement, waiver or other modification of any such Security Document or Additional First Lien Obligations Document), the Borrower shall deliver to the Common Collateral Agent and each Agent party hereto at such time a copy of such Security Document.

ARTICLE V

Other Agreements.

SECTION 5.01 Concerning Secured Credit Documents and Collateral.

(a) Subject to Section 9.01(b), the Secured Credit Documents of any Class may be Amended, in whole or in part, in accordance with their terms, in each case without notice to or the consent of the Agent or any Secured Parties of any other Class; provided that nothing in this paragraph shall affect any limitation on any such Amendment that is set forth in the Secured Credit Documents.

(b) To the maximum extent permitted by applicable Law, the Grantors agree that each Security Document (other than any document executed and delivered prior to the date hereof) creating a Lien on any Shared Collateral securing any First Lien Obligations (i) shall contain a legend substantially in the form of Annex I, or similar provisions approved by the Credit Agreement Agent, which approval shall not be unreasonably withheld, and (ii) shall provide that all powers, rights and remedies under such Security Document with respect to Shared Collateral may be exercised solely by the Common Collateral Agent on behalf of the Agent of the applicable Class and on behalf of the Secured Parties of such Class in accordance with the terms thereof, and that no other Secured Party of the applicable Class shall have any right individually to realize upon any of the Liens on Shared Collateral granted thereunder to secure First Lien Obligations of such Class.

(c) The Grantors agree that they shall not grant to any Person any Lien on any Shared Collateral securing First Lien Obligations of any Class other than through the Common Collateral Agent on behalf of the Agent of such Class (it being understood that the foregoing shall not be deemed to prohibit grants of set-off rights to Secured Parties of any Class).

(d) The Grantors agree that they shall not, and shall not permit any Subsidiary to, grant or permit or suffer to exist any additional Liens on any asset or property to secure any Class of First Lien Obligations unless it has granted a Lien of equal ranking on such asset or property to secure each other Class of First Lien Obligations.

SECTION 5.02 Refinancings. The First Lien Obligations of any Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent of the Agent or Secured Party of any other Class, all without affecting the priorities provided for herein (including, without limitation, the priority in right of payment of the Credit Agreement Obligations, provided for the avoidance of doubt that nothing herein shall be construed to limit the rights of the Grantors to designate any new First Lien Obligations which are incurred to refinance the Credit Agreement Obligations as “Additional First Lien Obligations” rather than as “Credit Agreement Obligations” for the purposes of this Agreement or the other provisions hereof; and provided, further that nothing in this paragraph shall affect any limitation on any such Refinancing that is set forth in the Secured Credit Documents; and provided further that, if any obligations of the Grantors in respect of such Refinancing indebtedness shall be secured by Liens on any Shared Collateral, such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement and, if not already, the collateral or other agent or trustee under such obligations shall become a party hereto by executing and delivering an Agent Joinder Agreement.

SECTION 5.03 Reinstatement. If, in any Insolvency Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under any Bankruptcy Laws, or any similar Laws), then the terms and conditions of Article II shall be fully applicable thereto until all the First Lien Obligations of such Class shall again have been paid in full in cash.

SECTION 5.04 Reorganization Modifications. In the event the First Lien Obligations of any Class are modified pursuant to applicable Law, including any Bankruptcy Laws, any reference to the First Lien Obligations of such Class or the Secured Credit Documents of such Class shall refer to such obligations or such documents as so modified.

SECTION 5.05 Further Assurances. Each of the Common Collateral Agent, the Agents and the Grantors agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable Law, or which the Common Collateral Agent or any Agent may reasonably request, to effectuate the terms of this Agreement.

ARTICLE VI

No Liability.

SECTION 6.01 Information. The Agent or Secured Parties of any Class shall have no duty to disclose to any Agent or any Secured Party of any other Class any information relating to the Borrower or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Agent or any Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Agent or any Secured Party of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 6.02 No Warranties or Liability.

(a) The Common Collateral Agent and each Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that no Agent or Secured Party of any other Class has, and that the Common Collateral Agent has not, made any express or implied representation or warranty, including with respect to the execution, validity, legality, correctness, completeness, collectability, enforceability, effectiveness or sufficiency of any of the Secured Credit Documents, the ownership of any Shared Collateral or the creation, sufficiency, protection, perfection or priority of any Liens or security interest thereon, or any defect or deficiency at any such matters. Neither the Common Collateral Agent nor any of the Agents shall be responsible or liable for such matters. The Agent and the Secured Parties of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner determined by them. No Agent shall, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship or other implied duties in respect of any other Agent or any other Secured Party.

(b) No Agent or Secured Parties of any Class shall have any express or implied duty to the Agent or any Secured Party of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a Default or an Event of Default under any Secured Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

ARTICLE VII

SECTION 7.01 Additional First Lien Obligations.

The Borrower may from time to time, subject to any limitations contained in any Secured Credit Documents and the Existing Intercreditor Agreement in effect at such time, designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Borrower or any of the Grantors that would, if such Liens were granted, constitute Shared Collateral as Additional First Lien Obligations by delivering to the Common Collateral Agent and each Agent party hereto at such time a certificate of an Authorized Officer of the Borrower:

(a) describing the indebtedness and other obligations being designated as Additional First Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(b) setting forth the Additional First Lien Obligations Documents under which such Additional First Lien Obligations are issued or incurred or the Guarantees of or Liens securing such Additional First Lien Obligations are, or are to be, granted or created, and attaching copies of such Additional First Lien Obligations Documents as each Grantor has executed and delivered to the Person that serves as the collateral agent, collateral trustee or a similar representative for the holders of such Additional First Lien Obligations (such Person being referred to as the “Additional Agent”) with respect to such Additional First Lien Obligations on the closing date of such Additional First Lien Obligations, certified as being true and complete by an Authorized Officer of the Borrower;

(c) identifying the Person that serves as the Additional Agent;

(d) certifying that the incurrence of such Additional First Lien Obligations, the creation of the Liens securing such Additional First Lien Obligations and the designation of such Additional First Lien Obligations as “Additional First Lien Obligations” hereunder do not violate or result in a default under any provision of any Secured Credit Document of any Class in effect at such time;

(e) certifying that the Additional First Lien Obligations Documents (A) meet the requirements of Section 5.01(b) and (B) authorize the Additional Agent to become a party hereto by executing and delivering an Agent Joinder Agreement and provide that, upon such execution and delivery, such Additional First Lien Obligations and the holders thereof shall become subject to and be bound by the provisions of this Agreement; and

(f) attaching a fully completed Agent Joinder Agreement executed and delivered by the Additional Agent.

Upon the delivery of such certificate and the related attachments as provided above and as so long as the statements made therein are true and correct as of the date of such certificate, the obligations designated in such notice shall become Additional First Lien Obligations for all purposes of this Agreement.

ARTICLE VIII

Common Collateral Agent

SECTION 8.01 Appointment of Common Collateral Agent and Agency Provisions.

(a) Each Agent, for itself and on behalf of its Related Secured Parties, hereby appoints and authorizes the Common Collateral Agent to take such action on their behalf and to exercise such powers, rights and remedies hereunder as are specifically delegated or granted to the Common Collateral Agent by the terms hereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Common Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action solely in accordance with this Agreement.

(b) The Common Collateral Agent shall have only those duties and responsibilities that are expressly specified herein and in the other Secured Credit Documents. The Common Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Common Collateral Agent shall not have, by reason hereof or any of the other Secured Credit Documents, a fiduciary relationship in respect of any Secured Party or any other Person; and nothing herein or any of the other Secured Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Common Collateral Agent any obligations in respect hereof or any of the other Secured Credit Documents except as expressly set forth herein or therein.

(c) Each Agent, for itself and on behalf of its Related Secured Parties, hereby authorizes and directs the Common Collateral Agent to act as “First Priority Representative” under the terms and within the meaning of the Existing Intercreditor Agreement, and the Common Collateral Agent agrees to act as such and to be bound by the terms of the Existing Intercreditor Agreement.

(d) Each Agent, for itself and on behalf of its Related Secured Parties, consents and agrees to the terms of the Security Documents and this Agreement (including, without limitation, the provisions providing for foreclosure and release of Shared Collateral) as the same may be in effect or may be amended from time to time in accordance with their terms and authorizes and directs the Common Collateral Agent to perform its obligations and exercise its rights hereunder and thereunder in accordance herewith and therewith and appoints the Common Collateral Agent as its attorney-in-fact for such purpose, including, in the event of any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors or marshaling of assets of any Grantor tending towards liquidation or reorganization of the business and assets of any Grantor, the immediate filing of a claim for the unpaid balance under its First Lien Obligations in said proceedings and causing said claim to be approved.

(e) Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably authorizes the Common Collateral Agent (i) to perform the duties and exercise the rights, powers and discretions that are specifically given to it under the Existing lntercreditor Agreement (as First Priority Representative) and other Secured Credit Documents and Security Documents, together with any other incidental rights, powers and discretions, and (ii) to execute each Security Document expressed to be executed by the Common Collateral Agent on its behalf.

(f) Upon the direction of an Agent made in accordance with such Agent’s Related Secured Credit Documents and this Agreement, the Common Collateral Agent shall disclaim and give up rights it has in the Shared Collateral on behalf of such Agent and rights it has under the Security Documents on behalf of such Agent, or take other actions necessary to release the security interest which it holds in the Shared Collateral on behalf of such Agent.

(g) Upon the direction of an Agent made in accordance with such Agent’s Related Secured Credit Documents and this Agreement, the Common Collateral Agent shall notify other Agents such direction within three (3) Business Days after the Common Collateral Agent receives such direction, and sign any amendment to the Security Documents if such amendment does not adversely affect the rights, duties, liabilities or immunities of the Common Collateral Agent and there is no objection to the execution of such direction from any other Agent after three (3) Business Days after the Common Collateral Agent gives such notice to the other Agents or any other Agent.

(h) No Responsibility for Certain Matters. The Common Collateral Agent shall not be responsible to the Credit Agreement Agent, the Senior Secured Notes Trustee, any Additional Agent or any other Secured Party for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Secured Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Common Collateral Agent to the Secured Parties in connection with the Secured Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Grantor or any other Person liable for the payment of any First Lien Obligations, nor shall the Common Collateral Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Secured Credit Documents or as to the use of the proceeds of the loans or other indebtedness incurred thereunder or as to the existence or possible existence of any Event of Default or default or to make any disclosures with respect to the foregoing. The Common Collateral Agent shall not be responsible for payment, deduction or withholding of any Taxes in connection with, arising out of or relating to the performance of its duties hereunder or any amounts received pursuant to the terms of this Agreement or any other Secured Credit Document. The Common Collateral Agent shall not be under any obligation to maintain any insurance with regards to the Shared Collateral, and the Common Collateral Agent shall not be responsible for any loss that may be suffered by any person as a result of the Shared Collateral not being insured.

(i) Exculpatory Provisions. Neither the Common Collateral Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Credit Agreement Agent, Senior Secured Notes Trustee, any Additional Agent or any other Secured Party for any action taken or omitted by the Common Collateral Agent under or in connection with this Agreement except to the extent caused by the Common Collateral Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

Other than (i) as provided for under Section 3.01 and (ii) in connection with an amendment or modification of a Secured Credit Document upon full satisfaction of each Security Re-filing Condition as provided for under Section 9.01(b), the Common Collateral Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or from the exercise of any power, discretion or authority vested in it hereunder unless and until the Common Collateral Agent shall have received instructions in respect thereof from each Agent and, upon receipt of such instructions, the Common Collateral Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of any applicable Law, including the automatic stay under any Bankruptcy Law. For the avoidance of any doubt, the Collateral Agent may seek clarification from the Agents in respect of any instruction previously provided.

Without prejudice to the generality of the foregoing, the Common Collateral Agent shall be entitled to (i) rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for any Grantor or its affiliates), accountants, experts and other professional advisors selected by it, and (ii) refrain from taking any action where the Common Collateral Agent may be reasonably likely to incur liability in respect of any real property, including without limitation liability to make repairs and liability under applicable Laws, including without limitation health and safety laws and environmental laws.

(j) Delegation of Duties. The Common Collateral Agent may perform any and all of its duties and exercise its rights and powers under this Agreement by or through any one or more sub-agents appointed by the Common Collateral Agent. The Common Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 8.01 shall apply to any Affiliates of the Common Collateral Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 8.01 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by Common Collateral Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all Grantors and the Secured Parties, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to the Common Collateral Agent and not to any Grantor, Secured Party or any other Person and no Grantor, Secured Party or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent.

(k) The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Common Collateral Agent in its individual capacity as a lender under any Secured Credit Document. With respect to its participation in the First Lien Obligations, the Common Collateral Agent shall have the same rights and powers hereunder as any other Secured Party and may exercise the same as if it were not performing the duties and functions delegated to it hereunder. The Common Collateral Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with any Grantor or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Grantor for services in connection herewith and otherwise without having to account for the same to the Secured Parties.

(l) The Common Collateral Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any Secured Credit Documents and shall be entitled to assume, unless the Common Collateral Agent has actual knowledge or is advised otherwise in writing to the contrary, that each party to the relevant Secured Credit Document is in full compliance with its obligations under the relevant Secured Credit Document.

(m) The Common Collateral Agent shall be regarded as acting through its individual division which shall be treated as a separate division from any of its departments or divisions. To the extent that any information is received by another department or division of the Common Collateral Agent, then such information shall be treated as confidential to such other department or division, as the case may be, and the Common Collateral Agent shall not be deemed to have notice of such information.

SECTION 8.02 Secured Party Representations, Warranties and Acknowledgement. The Common Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Secured Parties or to provide the Secured Parties with any credit or other information with respect thereto, whether coming into its possession before the making of the extensions of credit under the Secured Credit Documents or at any time or times thereafter, and the Common Collateral Agent shall have no responsibility with respect to the accuracy of or the completeness of any information provided to the Secured Parties.

SECTION 8.03 Compensation and Indemnity.

(a) The Borrower shall pay to the Common Collateral Agent from time to time such compensation for its acceptance of this Agreement and services hereunder as the parties shall agree in writing from time to time. The Borrower shall reimburse the Common Collateral Agent promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Common Collateral Agent’s agents and counsel.

(b) The Borrower and the Grantors jointly and severally, shall indemnify the Common Collateral Agent and its officers, directors, employees, agents and any predecessor Common Collateral Agent and its officers, directors, employees and agents for, and hold such persons harmless against, any and all loss, damage, claims, liability or expense (including attorneys’ and experts’ fees) incurred by any of them in connection with the acceptance or administration of this trust and the performance of any of their duties under any Secured Documents and this Agreement. The Common Collateral Agent shall notify the Borrower promptly of any claim for which it may seek indemnity. Failure by the Common Collateral Agent to so notify the Borrower shall not relieve the Borrower of its obligations hereunder. The Borrower shall defend the claim and the Common Collateral Agent may have separate counsel and the Borrower shall pay the fees and expenses of such counsel. The Borrower need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Common Collateral Agent through the Common Collateral Agent’s own willful misconduct, gross negligence or bad faith.

(c) The obligations of the Borrower and the Grantors under this Section 8.03 shall survive the satisfaction and discharge of this Agreement or the resignation or removal of the Common Collateral Agent.

(d) Unless prohibited under applicable laws, the Common Collateral Agent shall not be responsible or liable for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), irrespective of whether the Common Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(e) The Common Collateral Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

(f) The Common Collateral Agent shall not be liable with respect to any action it takes or omits to take in accordance with a direction or instruction received by it pursuant to Section 3.01.

(g) The Common Collateral Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

(h) To secure the payment obligations of the Borrower and the Grantors in this Section 8.03, the Common Collateral Agent shall have a Lien prior to the First Lien Obligations on all money or property held or collected by the Common Collateral Agent. Such Lien shall survive the satisfaction and discharge of this Agreement.

SECTION 8.04 Successor Common Collateral Agent. The Common Collateral Agent may resign at any time by giving prior written notice thereof to the Agents and the Grantors, and the Common Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Common Collateral Agent signed by each Agent. The Common Collateral Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation, (ii) the acceptance of such successor Common Collateral Agent by Borrower and each Agent or (iii) such other date, if any, agreed to by each Agent. Upon any such notice of resignation or any such removal, the Agents may by agreement among themselves, upon five (5) Business Days’ notice, appoint a successor Common Collateral Agent. Until a successor Common Collateral Agent is so appointed by the Agents, any collateral security held by Common Collateral Agent on behalf of the Secured Parties under any of the Secured Credit Documents shall continue to be held by the retiring Common Collateral Agent as custodian until such time as a successor Common Collateral Agent is appointed. Upon the acceptance of any appointment as Common Collateral Agent hereunder by a successor Common Collateral Agent, that successor Common Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Common Collateral Agent under this Agreement, and the retiring or removed Common Collateral Agent under this Agreement shall promptly (A) transfer to such successor Common Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Common Collateral Agent under this Agreement, and (B) execute and deliver to such successor Common Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Common Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Common Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Common Collateral Agent’s resignation or removal hereunder as the Common Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Common Collateral Agent hereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01 Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except as contemplated by the Secured Credit Documents and then pursuant to an agreement or agreements in writing entered into by each Agent then party hereto; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Borrower’s prior written consent; and provided, further that (i) without the consent of any party hereto, (A) this Agreement may be supplemented by an Agent Joinder Agreement, and an Additional Agent may become a party hereto, in accordance with Article VII and (B) this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 9.12, and (ii) in connection with any Refinancing of First Lien Obligations of any Class, the Agents then party hereto shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the request of the Common Collateral Agent, any Agent or the Borrower, into such amendments or modifications of this Agreement and the Secured Credit Documents as are reasonably necessary to reflect such Refinancing and the terms of this Agreement, in each case in a form reasonably satisfactory to each such Agent. Notwithstanding anything to the contrary in this Agreement, no Agent or its Related Secured Party shall be required to enter into any amendment or modification of this Agreement or any Secured Credit Document, which would (A) necessitate a re-filing or a fresh filing of any Secured Credit Document with any applicable registry; (B) reasonably be expected to have a material adverse effect on the secured rights (including, without limitation, priority or ranking of any Lien) of such Agent or its Related Secured Party or (C) have the effect (temporary or otherwise) of removing assets subject to any Liens that have been granted by the Borrower or any Grantor for the benefit of such Agent or its Related Secured Party other than (with regards to this sub-paragraph (C)) to the extent expressly permitted under the Secured Credit Documents, except, in each case, that the Borrower may require the Common Collateral Agent to enter and the Common Collateral Agent shall enter (but only after providing seven (7) days’ prior written notice to each Agent) into an amendment or modification of a Secured Credit Document which would necessitate a release, re-filing or fresh filing of such Secured Credit Document in any Relevant Jurisdiction so long as each of the Security Re-Filing Conditions shall be fully satisfied at the time of such release, re-filing or fresh filing.

SECTION 9.02 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.

SECTION 9.03 Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency Proceeding against the Borrower or any of its Subsidiaries.

SECTION 9.04 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.05 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.06 Governing Law.

This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

SECTION 9.07 Submission to Jurisdictions.

(a) Each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York County and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by Law, in such federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement shall affect any right that any party hereto or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.

(b) Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Borrower and the other Grantors hereby irrevocably and unconditionally appoints (x) CT Corporation System, with an office on the date hereof at 111 Eighth Avenue, New York, NY 10011 or other Person reasonably satisfactory to the Administrative Agent York (the “New York Process Agent”), and (y) UTAC (the “Singapore Process Agent” and together with the New York Process Agent, the “Process Agents”), in each case as its agent to receive on behalf of such party service of copies of the summons and complaint and any other process which may be served in any such action or proceeding in any such New York State or federal court or Singapore court, as applicable, and agrees promptly to appoint a successor New York Process Agent in The City of New York or Singapore Process Agent in Singapore, as applicable, (which successor Process Agent shall accept such appointment in writing substantially in the form attached to the Credit Agreement prior to the termination for any reason of the appointment of the initial New York Process Agent or Singapore Process Agent, as applicable). In any such action or proceeding in such New York State or federal court sitting in The City of New York, or Singapore court, as applicable, such service may be made on party to this Agreement by delivering a copy of such process to the relevant party in care of the appropriate Process Agent at such Process Agent’s above address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to such party at its address referred to in the signature pages to this Agreement (such service to be effective upon such receipt by the appropriate Process Agent and the depositing of such process in the mails as aforesaid). Each party to this Agreement hereby irrevocably and unconditionally authorizes and directs such Process Agent to receive such service on its behalf. As an alternate method of service, each party to this Agreement irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such New York State or federal court sitting in The City of New York, or Singapore court, as applicable, by mailing of copies of such process to each party by certified or registered air mail at its address referred to in the signature pages to this Agreement. Each party to this Agreement agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

SECTION 9.08 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or four (4) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

SECTION 9.09 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.10 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Secured Credit Documents, the provisions of this Agreement shall control.

SECTION 9.11 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. Except as expressly provided in this Agreement, none of the Borrower, any other Grantor, any other Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Borrower, any other Grantor or any other Subsidiary may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms. For the avoidance of doubt, nothing contained herein shall be construed to constitute a waiver or an amendment of any covenant of the Borrower or any other Grantor contained in any Secured Credit Document, which restricts the incurrence of any indebtedness or the grant of any Lien.

SECTION 9.12 Additional Grantors. In the event any Subsidiary shall have granted a Lien on any of its assets to secure any First Lien Obligations, the Borrower shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 9.13 Specific Performance. Each Agent, on behalf of itself and its Related Secured Parties, may demand specific performance of this Agreement. Each Agent, on behalf of itself and its Related Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at Law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the Secured Parties.

SECTION 9.14 Integration. This Agreement, together with the other Secured Credit Documents, represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Common Collateral Agent, any Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents.

SECTION 9.15 Further Assurances. The Common Collateral Agent and each Agent agrees, on behalf of itself and its Related Secured Parties, that promptly upon reasonable request by any Party hereto, the Common Collateral Agent and each other Agent (as applicable) shall (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Security Document or other document or instrument relating to any Shared Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances as such Common Collateral Agent or Agent may reasonably request from time to time in order to carry out more effectively the purposes of this Agreement, provided that any recording, re-recording, filing, re-filing, registering and re-registering shall be subject to the provisions of Section 9.01(b). In addition, the Common Collateral Agent and each Agent agrees, on behalf of itself and its Related Secured Parties, that this Agreement may be amended and waived at the request of an Agent or the Common Collateral Agent without the need to obtain the consent of any Secured Party if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel or (ii) to cure ambiguities or defects.

SECTION 9.16 Cooperation. The Common Collateral Agent and each Agent agrees, on behalf of itself and its Related Secured Parties, that it shall take such actions as the Common Collateral Agent or another Agent shall request in writing in connection with the exercise by such Common Collateral Agent or such Agent of its rights set forth herein.

SECTION 9.17 No Inconsistent Modifications. Each Grantor and the Senior Secured Notes Trustee, on behalf of itself and the Senior Secured Notes Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Senior Secured Notes Documents inconsistent with or in violation of this Agreement. Each Grantor and the Credit Agreement Agent, on behalf of itself and the Credit Agreement Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Credit Agreement Documents inconsistent with or in violation of this Agreement. Each Grantor and each Additional Agent, on behalf of itself and its Related Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Additional First Lien Obligations Documents inconsistent with or in violation of this Agreement

SECTION 9.18 No Warranties or Liability. The Senior Secured Notes Trustee and the Credit Agreement Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any Credit Agreement Document or any Senior Secured Notes Document. Except as otherwise provided in this Agreement, the Senior Secured Notes Trustee and the Credit Agreement Agent will be entitled to manage and supervise their respective extensions of credit to any Grantor in accordance with law and their usual practices, modified from time to time as they deem appropriate.

SECTION 9.19 First Priority Obligations Unconditional. All rights and interests of the Credit Agreement Secured Parties hereunder, and all agreements and obligations of the Senior Secured Notes Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of (a) any lack of validity or enforceability of any Credit Agreement Document and any Senior Secured Notes Document; (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Credit Agreement Obligations or the Senior Secured Notes Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Credit Agreement Document or any Senior Secured Notes Document; (c) any exchange, release, voiding, avoidance or non perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Credit Agreement Obligations or the Senior Secured Notes Obligations or any guarantee or guaranty thereof; or (d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Credit Agreement Obligations or the Senior Secured Notes Obligations, in respect of this Agreement.

SECTION 9.20 Confidentiality. The Common Collateral Agent agrees to maintain the confidentiality of the Information and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.20 or becomes available to the Common Collateral Agent on a non-confidential basis from a source other than the parties hereto; or (f) in connection with the exercise of any remedies hereunder or under any other Secured Credit Document or any action or proceeding relating to this Agreement or any other Secured Credit Document or the enforcement of rights hereunder or thereunder. For the purposes of this Section 9.20, “Information” means all information received from any party hereto or such party’s Affiliates or such party’s Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to the Borrower, the other Grantors or any of their respective subsidiaries or business, or the transactions relating to, arising out of or in connection with this Agreement or any other Secured Credit Document.

SECTION 9.21 Waiver of Conflicts. Each Agent on behalf of itself and the Related Secured Party hereby irrevocably waives, in favour of the Common Collateral Agent, any conflict of interest which may arise by virtue of the Common Collateral Agent under the Secured Credit Documents. Each Agent on behalf of itself and the Related Secured Party hereby acknowledges that the Common Collateral Agent and its Affiliates may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which such Agent or its Related Secured Party may regard as conflicting with its interests and may possess information other than as a result of the Common Collateral Agent acting as its role hereunder, that the Common Collateral Agent may not be entitled to share with any Agent or its Related Secured Party. Without prejudice to the generality of the foregoing, each of the Agent on behalf of itself and the Related Secured Party agrees that the Common Collateral Agent and its Affiliates may deal (whether for its own or its customers’ account) in, or advise on, securities of any party and that such dealing or giving of advice, will not constitute a conflict of interest for the purposes of this Agreement and the Secured Credit Documents.

SECTION 9.22 Other Secured Credit Documents. The protections provided to the Common Collateral Agent hereunder shall also apply to other Secured Credit Documents, which Citicorp International Limited has executed in its capacity as the Common Collateral Agent.

[signature page follows]

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Credit Agreement Agent

By:	/s/ Sara Wong
	Name:	Sara Wong
	Title:	Associate

CITICORP INTERNATIONAL LIMITED, as Senior Secured Notes Trustee

By:	/s/ Sigit Priwibowo
	Name:	Sigit Priwibowo
	Title:	Vice President

GLOBAL A&T ELECTRONICS LTD

	By:	/s/ Irwin Lim Kee Way
		Name:	Irwin Lim Kee Way
		Title:	Authorized Signatory/Director

	By:	/s/ William John Nelson
		Name:	William John Nelson
		Title:	Authorized Signatory/Director

UNITED TEST AND ASSEMBLY CENTER LTD, as Loan Party

	By:	/s/ Irwin Lim Kee Way
		Name:	Irwin Lim Kee Way
		Title:	Authorized Signatory/Director

	By:	/s/ William John Nelson
		Name:	William John Nelson
		Title:	Authorized Signatory/Director

UTAC (TAIWAN) CORPORATION as Loan Party

	By:	/s/ Irwin Lim Kee Way
		Name:	Irwin Lim Kee Way
		Title:	Authorized Signatory/Director

	By:	/s/ William John Nelson
		Name:	William John Nelson
		Title:	Authorized Signatory/Director

[seal affixed]	UTAC THAI LTD, as Loan Party
	By:	/s/ Irwin Lim Kee Way
		Name:	Irwin Lim Kee Way
		Title:	Authorized Signatory/Director
	By:	/s/ William John Nelson
		Name:	William John Nelson
		Title:	Authorized Signatory/Director
UTAC HONG KONG LIMITED, as Loan Party
	By:	/s/ Irwin Lim Kee Way
		Name:	Irwin Lim Kee Way
		Title:	Authorized Signatory/Director

	By:	/s/ William John Nelson
		Name:	William John Nelson
		Title:	Authorized Signatory/Director

[seal affixed]	UTAC THAI HOLDINGS LIMITED, as Loan Party
	By:	/s/ Irwin Lim Kee Way
		Name:	Irwin Lim Kee Way
		Title:	Authorized Signatory/Director
UTAC CAYMAN LTD, as Loan Party
	By:	/s/ Irwin Lim Kee Way
		Name:	Irwin Lim Kee Way
		Title:	Authorized Signatory/Director

	By:	/s/ William John Nelson
		Name:	William John Nelson
		Title:	Authorized Signatory/Director

CITICORP INTERNATIONAL LIMITED, as Common Collateral Agent

	By:	/s/ Sigit Priwibowo
		Name:	Sigit Priwibowo
		Title:	Vice President

Execution Version

ANNEX I

SECURITY DOCUMENTS LEGEND

THIS [NAME OF SECURITY DOCUMENT] IS SUBJECT TO THE PROVISIONS OF THE FIRST PRIORITY INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 7, 2013 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG GLOBAL A&T ELECTRONICS LTD, THE GRANTORS PARTY THERETO, CREDIT AGREEMENT AGENT (AS DEFINED THEREIN), FIRST PRIORITY NOTES TRUSTEE (AS DEFINED THEREIN), COMMON COLLATERAL AGENT (AS DEFINED THEREIN) AND EACH ADDITIONAL AGENT FROM TIME TO TIME PARTY THERETO.

Execution Version

EXHIBIT I

[FORM OF] AGENT JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Joinder Agreement”) to the FIRST PRIORITY INTERCREDITOR AGREEMENT dated as of February 7, 2013 (the “First Priority Intercreditor Agreement”), among GLOBAL A&T ELECTRONICS LTD, a company incorporated in the Cayman Islands (the “Borrower”), the GRANTORS party thereto, JPMorgan Chase Bank, N.A., as the Credit Agreement Agent, Citicorp International Limited, as the Senior Secured Notes Trustee, Citicorp International Limited, as Common Collateral Agent, and each ADDITIONAL AGENT from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Borrower proposes to issue or incur Additional First Lien Obligations and the Person identified in the signature pages hereto as the “Additional Agent” (the “Additional Agent”) will serve as the [collateral agent, collateral trustee or a similar representative] for the Additional Secured Parties. The Additional First Lien Obligations are being designated as such by the Borrower in accordance with Article VII of the First Priority Intercreditor Agreement.

C. The Additional Agent wishes to become a party to the First Priority Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Secured Parties, the rights and obligations of an “Additional Agent” thereunder. The Additional Agent is entering into this Joinder Agreement in accordance with the provisions of the First Lien Intercreditor Agreement in order to become an Additional Agent thereunder.

Accordingly, the Additional Agent and the Borrower agree as follows, for the benefit of the Additional Agent, the Borrower and each other party to the First Priority Intercreditor Agreement:

SECTION 1. Accession to the Intercreditor Agreement. The Additional Agent (a) hereby accedes and becomes a party to the First Priority Intercreditor Agreement as an Additional Agent for the Additional Secured Parties from time to time in respect of the Additional First Lien Obligations, (b) agrees, for itself and on behalf of the Additional Secured Parties from time to time in respect of the Additional First Lien Obligations, to all the terms and provisions of the First Priority Intercreditor Agreement and (c) shall have all the rights and obligations of an Additional Agent under the First Priority Intercreditor Agreement.

SECTION 2. Representations, Warranties and Acknowledgement of the Additional Agent. The Additional Agent represents and warrants to the Common Collateral Agent, the Agents and the Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Agent, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement and (c) the Additional First Lien Obligations Documents relating to such Additional First Lien Obligations provide that, upon the Additional Agent’s entry into this Joinder Agreement, the secured parties in respect of such Additional First Lien Obligations will be subject to and bound by the provisions of the First Priority Intercreditor Agreement as Additional Secured Parties.

SECTION 3. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Agent and the Common Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First Priority Intercreditor Agreement.

SECTION 5. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.08 of the First Priority Intercreditor Agreement. All communications and notices hereunder to the Additional Agent shall be given to it at the address set forth under its signature hereto, which information supplements Section 9.08 of the First Priority Intercreditor Agreement.

SECTION 8. Expense Reimbursement. The Borrower agrees to reimburse each Agent and the Common Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Agent and the Common Collateral Agent.

IN WITNESS WHEREOF, the Additional Agent and the Borrower have duly executed this Joinder Agreement to the First Priority Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL AGENT], as ADDITIONAL AGENT for the ADDITIONAL SECURED PARTIES

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

GLOBAL A&T ELECTRONICS LTD

By:
Name:
Title:

Execution Version

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Credit Agreement Agent

By:
Name:
Title:

CITICORP INTERNATIONAL LIMITED, as Senior Secured Notes Trustee

By:
Name:
Title:

CITICORP INTERNATIONAL LIMITED,
as Common Collateral Agent

By:
Name:
Title:

[EACH OTHER ADDITIONAL AGENT], as Additional Agent

By:
Name:
Title:

Execution Version

EXHIBIT II

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Joinder Agreement”) to the FIRST PRIORITY INTERCREDITOR AGREEMENT dated as of February 7, 2013 (the “First Priority Intercreditor Agreement”), among GLOBAL A&T ELECTRONICS LTD, a company incorporated in the Cayman Islands (the “Borrower”), the GRANTORS party thereto, JPMorgan Chase Bank, N.A., as Credit Agreement Agent, Citicorp International Limited as Senior Secured Notes Trustee, Citicorp International Limited as Common Collateral Agent, each ADDITIONAL AGENT from time to time party thereto and [                ], a [        ], as an additional GRANTOR.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Priority Intercreditor Agreement.

B. [        ], a Subsidiary of the Borrower (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the First Priority Intercreditor Agreement.

C. The Additional Grantor wishes to become a party to the First Priority Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the First Priority Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Agents, the Common Collateral Agent, the Borrower and each other party to the First Priority Intercreditor Agreement:

SECTION 1. Accession to the Intercreditor Agreement. In accordance with Section 9.12 of the First Priority Intercreditor Agreement, the Additional Grantor (a) hereby accedes and becomes a party to the First Priority Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the First Priority Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the First Priority Intercreditor Agreement.

SECTION 2. Representations, Warranties and Acknowledgement of the Additional Grantor. The Additional Grantor represents and warrants to each Agent, the Common Collateral Agent and each Secured Party that this Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

SECTION 3. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Agent and the Common Collateral Agent shall have received a counterpart of this Joinder

Agreement that bears the signature of the Additional Grantor. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First Priority Intercreditor Agreement.

SECTION 5. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.08 of the First Priority Intercreditor Agreement.

SECTION 8. Expense Reimbursement. The Additional Grantor agrees to reimburse each Agent and the Common Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Agent and the Common Collateral Agent.

Execution Version

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the First Priority Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Execution Version

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Credit Agreement Agent

By:
Name:
Title:

CITICORP INTERNATIONAL LIMITED, as Senior Secured Notes Trustee

By:
Name:
Title:

CITICORP INTERNATIONAL LIMITED, as Common Collateral Agent

By:
Name:
Title:

[EACH OTHER ADDITIONAL AGENT], as Additional Agent

By:
Name:
Title: